                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Kenneth T. Koehler, President and Chief Executive Officer of Metropolitan Financial Corp. (the "Company") certifies in his capacity as an officer of the Company that he has reviewed the Company's annual report on Form 10-K for the year ended December 31, 2002 and that to his knowledge:

         (1) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 25, 2003                     /s/Kenneth T. Koehler
                                         ------------------------------------
                                         Kenneth T. Koehler,
                                         President and Chief Executive Officer